UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-5845
Van Kampen Senior Loan Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 7/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

July 31, 2009

MUTUAL FUNDS Van Kampen Senior Loan Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Senior Loan Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of July 31, 2009.

This material must be preceded or accompanied by a Class A, B, C, IB or IC share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 7/31/09 (Unaudited)

Current Distributions

(July 31, 1999—July 31, 2009)

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.
*Source: Bloomberg

	A Shares		B Shares		C Shares		IB Shares	IC Shares
	since 2/18/05		since 02/18/05		since 2/18/05		since 10/4/89	since 6/13/03
		w/max		w/max		w/max
	w/o	3.25%	w/o	3.00%		1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	w/o sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–3.86%	–4.58%	–4.59%	–4.67%	–4.59%	–4.59%	3.74%	–0.17%

10-year	—	—	—	—	—	—	0.29	—

5-year	—	—	—	—	—	—	–2.79	–2.84

1-year	–18.60	–21.23	–19.24	–21.48	–19.24	–19.98	–18.56	–18.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares have been terminated. New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower.

Fund Report
For the 12-month period ended July 31, 2009

Market Conditions

The senior loan market rallied strongly in 2009, returning 38.4 percent through July 31 as measured by the S&P LSTA Leveraged Loan Index (the “Index”). In the second quarter of the year the Index advanced 20.4 percent, the highest quarterly return on record, eclipsing the previous record of 9.8 percent set in the first quarter of 2009. The Index has now recovered a substantial amount of the losses experienced in the fourth quarter of 2008.

In the latter months of 2008, risk aversion, tight credit conditions, forced selling and rising corporate defaults made for a difficult environment for senior loans. In 2009 to date, however, technical factors in the market improved considerably. Flows into the asset class increased at an accelerating rate; retail fund inflows totaled $1.4 billion in the second quarter, nearly double the amount of inflows in the first quarter. At the same time, the pool of investable assets contracted at an increasing pace as loan prepayments accelerated. These prepayments came primarily from two sources. The first was the significant issuance of high yield bonds used to repay senior loans. This “bond for loan take-out” trend had the double impact of reducing the pool of investable loans and providing loan funds with cash to redeploy into other loans. Secondly, loan buybacks further reduced the supply of loans, although the pace of buybacks did slow in the second quarter. These factors, combined with a lack of new issuance, led loan managers to put their cash to work buying loans in the secondary market and thus, bidding up the market price of loans.

In the first quarter of 2009, loan managers focused on higher quality leveraged loans and therefore, BB rated loans saw the most gain. In the second quarter, however, investor risk appetite increased and lower quality loans began to outperform, leading to substantial gains for B and CCC rated loans.

The rally in the loan market has come in spite of the fact that economic data has remained generally weak. Gross domestic product (GDP) continued to contract and the unemployment rate approached 10 percent while the housing market remained weak and consumers showed no signs of increasing spending in the near future. In addition, corporate defaults continued to rise, with the senior loan default rate increasing to 9.4 percent as of July 31. We believe that this trend will continue and the default rate may potentially peak in the low teens around calendar year end before beginning to decline in 2010.

Performance Analysis

The Fund returned -18.60 percent for the 12 months ended July 31, 2009 (Class A shares, unadjusted for sales charges).

Total returns for the 12-month period ended July 31, 2009

Class A	Class B	Class C	Class IB	Class IC

–18.60%	–19.24%	–19.24%	–18.56%	–18.71%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. With defaults continuing to rise despite some nascent signs of recovery in the economy, we have increased our exposure to industries we believe exhibit greater defensive characteristics such as health care, utilities, cable and food. These industries historically have tended to have consistent cash flows and hard assets where being senior secured can provide for better recoveries in the event of default.

Conversely, we avoided sectors or industries we believed were more cyclical, or vulnerable to an economic downturn. For example, the Fund remained underweighted in the auto, airline and retail industries because of their susceptibility to the weakening economy. Concentrations in the portfolio by both industry and borrower remain low, reflecting our belief that, after credit selection, diversification is the best way to help guard against defaults in what we believe will continue to be a rising default environment over the near term.

The Fund remained fully invested in senior secured loans, and used a modest amount of leverage, which enhanced returns during the market rally we experienced over the past several months. In fact, year to date through July 31, the Fund returned 43.02 percent (Class A shares, unadjusted for sales charges), although past performance is no guarantee of future results. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline. Leverage, though, may lead to greater share price volatility.) While the amount of leverage used has been reduced, we continue to believe that a modest amount of leverage will be beneficial going forward.

Market Outlook

Despite the increase in the default rate and the large rally in loan prices, we still see value in the leveraged loan asset class over the longer term. In the near term, however, we expect the loan market to have some volatility. On the one hand, the technical factors in the market remain strong and show no signs of abating, and the recent economic news has been encouraging. But our optimism with respect to the rally continuing with its current momentum is tempered by our view that the timing and speed of an economic recovery remains uncertain.

Going forward, we will remain focused on ensuring the Fund has sufficient liquidity while maintaining a high quality, well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid “second way out” in a worst-case default scenario.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Industry Classification as of 7/31/09 (Unaudited)

Healthcare	12.7%
Utilities	8.2
Hotels, Motels, Inns & Gaming	7.8
Beverage, Food & Tobacco	7.7
Finance	6.7
Chemicals, Plastics & Rubber	6.5
Broadcasting—Cable	6.2
Printing & Publishing	5.7
Entertainment & Leisure	4.8
Business Equipment & Services	3.9
Electronics	3.3
Containers, Packaging & Glass	3.1
Insurance	3.1
Automotive	2.8
Non-Durable Consumer Products	2.6
Education & Child Care	2.6
Aerospace/Defense	2.3
Textiles & Leather	2.0
Restaurants & Food Service	2.0
Medical Products & Services	2.0
Broadcasting—Television	1.9
Broadcasting—Radio	1.6
Buildings & Real Estate	1.5
Retail—Stores	1.3
Banking	1.2
Telecommunications—Local Exchange Carriers	1.1
Construction Material	1.0
Broadcasting—Diversified	1.0
Telecommunications—Wireless	1.0
Health & Beauty	0.9
Pharmaceuticals	0.9
Paper & Forest Products	0.8
Home & Office Furnishings, Housewares & Durable Consumer Products	0.7
Diversified Manufacturing	0.6
Telecommunications—Long Distance	0.5
Retail—Specialty	0.5
Machinery	0.4
Retail—Oil & Gas	0.4
Natural Resources	0.3
Transportation—Cargo	0.3
Ecological	0.2
Grocery	0.2
Durable Consumer Products	0.2
Farming & Agriculture	0.2
Mining, Steel, Iron & Non-Precious Metals	0.0 *

Total Long-Term Investments	114.7
Total Short-Term Investments	0.8

Total Investments	115.5
Borrowings	(13.3)
Liabilities in Excess of Other Assets	(2.2)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 2/1/09 - 7/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	2/1/09	7/31/09	2/1/09-7/31/09

Class A
Actual	$1,000.00	$1,334.90	$11.06
Hypothetical	1,000.00	1,015.32	9.54
(5% annual return before expenses)

Class B
Actual	1,000.00	1,330.48	15.43
Hypothetical	1,000.00	1,011.55	13.32
(5% annual return before expenses)

Class C
Actual	1,000.00	1,330.48	15.37
Hypothetical	1,000.00	1,011.60	13.27
(5% annual return before expenses)

Class IB
Actual	1,000.00	1,334.15	11.11
Hypothetical	1,000.00	1,015.27	9.59
(5% annual return before expenses)

Class IC
Actual	1,000.00	1,331.78	11.10
Hypothetical	1,000.00	1,015.27	9.59
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.91%, 2.67%, 2.66%, 1.92% and 1.92% for Class A, B, C, IB, and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 113.3% Aerospace/Defense 2.3%
$4,409	Alion Science and Technology Corp., Term Loan	9.50%	02/06/13	$3,615,062
1,890	Apptis, Inc., Term Loan	3.54 to 3.85	12/20/12	1,322,682
993	Booz Allen Hamilton, Inc., Term Loan	7.50	07/31/15	996,845
1,140	DeCrane Aircraft Holdings, Inc., Term Loan	6.38	02/21/13	860,592
9,217	IAP Worldwide Services, Inc., Term Loan (b)	9.25 to 11.50	12/30/12 to 06/28/13	5,342,703
2,944	ILC Industries, Inc., Term Loan	2.29	02/24/12	2,796,800
3,510	Primus International, Inc., Term Loan	2.79	06/07/12	2,966,289
4,819	Vangent, Inc., Term Loan	2.92	02/14/13	4,445,895
625	Wesco Aircraft Hardware Corp., Term Loan	6.04	03/28/14	490,625

				22,837,493

	Automotive 2.8%
3,250	Acument Global Technologies, Inc., Term Loan	5.10	08/11/13	1,503,071
921	Affinia Group, Inc., Term Loan	3.49	11/30/11	846,961
3,990	Federal-Mogul Corp., Term Loan	2.23 to 2.25	12/27/14 to 12/27/15	3,022,329
9,642	Ford Motor Co., Term Loan	3.28 to 3.51	12/16/13	8,231,432
7,019	Metokote Corp., Term Loan	3.29 to 5.25	11/27/11	3,772,497
728	Navistar International Corp., Revolving Credit Agreement	3.54	01/19/12	678,254
2,002	Navistar International Corp., Term Loan	3.54	01/19/12	1,865,197
2,087	Oshkosh Truck Corp., Term Loan	6.60 to 6.64	12/06/13	2,072,505
500	Performance Transportation Services, Inc., Revolving Credit Agreement (c) (d) (e)	7.29	01/26/12	137,585
344	Performance Transportation Services, Inc., Term Loan (c) (d) (e)	7.50	01/26/12	94,478
1,911	Polypore, Inc., Term Loan	2.56	07/03/14	1,805,427
4,276	Sensata Technologies, Inc., Term Loan	2.25	04/26/13	3,603,839
499	TRW Automotive, Inc., Term Loan	6.31	02/09/14	474,726

				28,108,301

	Banking 1.2%
13,177	Dollar Financial Corp., Term Loan	3.29 to 3.35	10/30/12	12,089,820

	Beverage, Food & Tobacco 7.7%
5,197	Acosta, Inc., Term Loan (a)	2.54	07/28/13	4,943,221
3,130	BE Foods Investments, Inc., Term Loan (b)	6.05	07/11/12	2,769,774
13,078	Coleman Natural Foods, LLC, Term Loan (b)	6.92 to 11.72	08/22/12 to 08/22/13	7,218,216

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Beverage, Food & Tobacco (Continued)
$4,748	DCI Cheese Co., Term Loan	3.85%	06/30/10	$2,730,225
10,895	Dole Food Co. Inc., Term Loan	7.37 to 8.00	04/12/13	10,995,760
7,244	DS Waters of America, Inc., Term Loan	2.54	10/27/12	6,519,561
4,050	DSW Holdings, Inc., Term Loan	4.29	03/02/12	3,381,750
8,116	Farley’s & Sathers Candy Co., Inc., Term Loan	4.04 to 8.30	06/15/10 to 03/24/11	7,431,561
5,400	FSB Holdings, Inc., Term Loan	2.56 to 6.06	09/29/13 to 03/29/14	4,663,804
7,335	LJVH Holdings, Inc., Term Loan (Canada)	2.84 to 3.10	07/19/14	6,857,832
1,149	Michael Foods, Inc., Term Loan	6.50	05/01/14	1,160,658
3,002	PBM Products, LLC, Term Loan	2.54	09/29/12	2,806,432
319	Pinnacle Foods Finance, LLC, Revolving Credit Agreement	3.05	04/02/13	215,460
7,438	Pinnacle Foods Finance, LLC, Term Loan	3.06	04/02/14	6,805,573
613	Smart Balance, Inc., Term Loan	3.60	05/18/14	557,987
7,899	Wm. Wrigley Jr. Co., Term Loan	6.50	09/30/14	8,001,584

				77,059,398

	Broadcasting—Cable 6.2%
5,228	Cequel Communications, LLC, Term Loan	2.30 to 4.25	11/05/13	5,007,518
23,276	Charter Communications Operating, LLC, Term Loan (e)	6.25 to 6.75	03/06/14 to 09/06/14	20,465,522
3,701	CSC Holdings, Inc., Term Loan	1.29	02/24/12	3,587,365
3,990	DIRECTV Holdings, LLC, Term Loan	5.25	04/13/13	4,011,123
4,389	Discovery Communications Holdings, LLC, Term Loan	5.25	05/14/14	4,460,321
5,414	Knology, Inc., Term Loan	2.54	06/30/12	5,062,350
4,110	MCC Iowa, LLC, Term Loan	2.02 to 6.05	01/31/15 to 01/03/16	3,937,906
1,560	Mediacom Illinois, LLC, Term Loan	2.02	01/31/15	1,467,700
7,369	RCN Corp., Term Loan	2.88	05/25/14	6,889,560
7,141	TWCC Holding Corp., Term Loan	7.25	09/12/15	7,223,790

				62,113,155

	Broadcasting—Diversified 1.0%
8,248	Alpha Topco, Ltd., Term Loan (United Kingdom) (a)	2.54 to 3.79	12/31/13 to 06/30/14	5,991,933
5,227	Cumulus Media, Inc., Term Loan	4.29	06/11/14	3,528,017
656	NEP II, Inc., Term Loan	2.54	02/16/14	577,131

				10,097,081

	Broadcasting—Radio 1.6%
2,500	Citadel Broadcasting Corp., Term Loan	2.33 to 2.35	06/12/14	1,418,750
7,725	CMP KC, LLC, Term Loan (f)	6.25	05/03/11	2,356,017
13,208	CMP Susquehanna Corp., Term Loan	2.31	05/05/13	7,198,551
1,161	LBI Media, Inc., Term Loan	1.79	03/31/12	860,591

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Radio (Continued)
$3,825	Multicultural Radio Broadcasting, Inc., Term Loan	3.05 to 6.05%	12/18/12 to 06/18/13	$2,671,875
1,247	NextMedia Operating, Inc., Term Loan	8.25	11/15/12	841,551
2,431	NextMedia Operating, Inc., Term Loan (b) (d)	11.25	11/15/13	182,291

				15,529,626

	Broadcasting—Television 1.9%
960	Barrington Broadcasting, LLC, Term Loan	4.85 to 5.19	08/12/13	599,519
2,687	FoxCo Acquisition, LLC, Term Loan	7.25	07/14/15	2,140,620
961	High Plains Broadcasting Operating Co., LLC, Term Loan	7.25	09/14/16	670,374
3,630	Newport Television, LLC, Term Loan	7.25 to 8.00	09/14/16	2,532,233
249	NV Broadcasting, LLC, Term Loan	13.00	02/28/10	249,161
4,115	NV Broadcasting, LLC, Term Loan (d)	5.25	11/01/13	1,131,510
2,421	Sunshine Acquisition, Ltd., Term Loan	3.26	03/20/12	1,967,294
12,225	Univision Communications, Inc., Term Loan	2.54	09/29/14	9,899,622

				19,190,333

	Buildings & Real Estate 1.4%
2,500	El Ad IDB Las Vegas, LLC, Term Loan	3.05	08/09/12	1,937,500
4,000	Ginn LA CS Borrower, LLC, Term Loan (d) (f)	10.20	06/08/12	6,668
9,880	Ginn LA CS Borrower, LLC, Term Loan (d)	6.20 to 7.75	06/08/11	1,004,470
308	KAG Property, LLC, Term Loan (f) (j)	6.31	09/23/09	296,482
4,526	Kuilima Resort Co., Term Loan (b) (d) (f)	22.25	09/30/11	0
77	Kuilima Resort Co., Term Loan (b) (d) (f) (g)	30.25	10/01/08	0
3,143	Kyle Acquisition Group, LLC, Term Loan (d)	6.00	07/20/11	259,286
6,657	Kyle Acquisition Group, LLC, Term Loan (d) (g)	5.75	07/20/09	549,214
602	Lake at Las Vegas Joint Venture, LLC, Revolving Credit Agreement (b) (d) (e)	14.35	12/22/12	37,114
1,000	Lake at Las Vegas Joint Venture, LLC, Term Loan (e)	7.79	08/07/09	740,000
10	Lake at Las Vegas Joint Venture, LLC, Term Loan (d) (e)	20.00	10/01/09	636
6,066	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e)	14.35	12/22/12	374,075
2,773	Landsource Communities Development, LLC, Term Loan (b) (d) (e) (g)	8.25	07/31/09	351,242

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$2,823	NLV Holdings, LLC, Term Loan (b) (e)	6.25 to 12.50%	05/09/11 to 05/09/12	$493,438
4,180	Realogy Corp., Term Loan	3.31	10/10/13	3,239,750
2,000	South Edge, LLC, Term Loan (d)	5.50	10/31/09	500,000
1,272	South Edge, LLC, Term Loan (d) (g)	5.25	10/31/08	238,501
360	Standard Pacific Corp., Term Loan	2.60	05/05/13	253,800
3,964	Tamarack Resorts, LLC, Term Loan (d) (f)	7.50 to 8.05	05/19/11	594,600
331	Tamarack Resorts, LLC, Term Loan (d) (f) (g)	18.00	07/02/09	319,259
3,689	WCI Communities, Inc., Term Loan (e)	5.55	12/23/10	2,127,090
4,529	Yellowstone Mountain Club, LLC, Term Loan (d) (e) (m)	4.63	09/30/10	1,177,491

				14,500,616

	Business Equipment & Services 3.9%
4,170	Affinion Group, Inc., Term Loan (a)	2.79	10/17/12	3,974,454
3,000	Brand Services, Inc., Term Loan	6.31 to 6.69	02/07/15	2,062,500
3,620	First American Payment Systems, LP, Term Loan	3.31 to 4.81	10/06/13	3,113,415
1,765	GSI Holdings, LLC, Term Loan	3.68	08/01/14	1,465,096
1,002	InfoUSA, Inc., Term Loan	2.60	02/14/12	956,646
5,376	NCO Financial Systems, Term Loan	7.50	05/15/13	4,892,354
15,999	Nielsen Finance, LLC, Term Loan	2.30	08/09/13	15,018,775
2,808	RGIS Services, LLC, Term Loan	2.99 to 3.10	04/30/14	2,401,137
3,619	Sedgwick CMS Holdings, Inc., Term Loan	2.54	01/31/13	3,384,220
1,970	SMG Holdings, Inc., Term Loan	3.31 to 4.21	07/27/14	1,713,769

				38,982,366

	Chemicals, Plastics & Rubber 6.4%
4,441	Ashland Chemicals, Term Loan (a)	6.75 to 7.65	11/13/13 to 05/13/14	4,504,591
5,365	Brenntag Holdings GmbH & Co. KG, Term Loan (Germany)	2.29 to 4.29	01/20/14 to 07/07/15	4,909,887
895	Cristal Inorganic Chemicals US, Inc., Term Loan	2.85	05/15/14	666,609
17,566	Hexion Specialty Chemicals, Inc., Term Loan	2.88	05/06/13	13,196,025
6,572	Huntsman International, LLC, Term Loan	2.04	04/21/14	6,109,018
3,029	Ineos Holdings, Ltd., Term Loan (United Kingdom)	7.50 to 8.00	12/16/13 to 12/16/14	2,347,224
8,400	Kraton Polymers, LLC, Term Loan	2.63	05/13/13	7,034,999
160	Lyondell Chemical Co., Revolving Credit Agreement (e)	3.76 to 7.00	12/20/13	68,921
14,447	Lyondell Chemical Co., Term Loan (e)	3.79 to 13.00	12/15/09 to 12/22/14	7,157,190
3,269	Nalco Co., Term Loan	6.50	05/13/16	3,313,746
4,950	PQ Corp., Term Loan	3.54 to 3.75	07/30/14	3,894,002

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals, Plastics & Rubber (Continued)
$5,985	Solutia, Inc., Term Loan	7.25%	02/28/14	$5,860,129
4,733	Univar, Inc., Term Loan	3.29	10/10/14	4,271,234

				63,333,575

	Construction Material 0.7%
7,410	Axia, Inc., Term Loan (b)	5.00	12/21/12	2,037,846
4,250	Building Materials Holding Corp., Term Loan (d) (e)	6.50	11/10/11	1,189,929
2,940	Contech Construction Products, Inc., Term Loan	2.30	01/31/13	2,550,081
1,500	Custom Building Products, Inc., Term Loan	10.75	04/20/12	1,267,500

				7,045,356

	Containers, Packaging & Glass 3.1%
2,439	Anchor Glass Container Corp., Term Loan	6.75	06/20/14	2,388,754
3,418	Berlin Packaging LLC, Term Loan	3.29 to 3.61	08/17/14	2,743,169
3,396	Berry Plastics Group, Inc., Term Loan	2.30	04/03/15	2,895,838
100	Fleming Packaging Corp., Revolving Credit Agreement (c) (d) (e) (f)	3.75	03/31/03	0
871	Fleming Packaging Corp., Term Loan (c) (d) (e) (f)	7.25	08/31/04	0
7,072	Graham Packaging Co., L.P., Term Loan	2.56 to 6.75	10/07/11 to 04/05/14	7,067,184
3,825	Graphic Packaging International, Inc., Term Loan	2.31 to 2.60	05/16/14	3,648,561
7,456	Kranson Industries, Inc., Term Loan	2.54 to 4.50	07/31/13	6,647,975
5,816	Packaging Dynamics Operating Co., Term Loan	2.29	06/09/13	2,762,740
4,045	Pertus Sechzehnte GmbH, Term Loan (Germany)	2.66 to 2.91	06/13/15 to 06/13/16	2,645,414
675	Tegrant Holding Corp., Term Loan	6.10	03/08/15	185,625

				30,985,260

	Diversified Manufacturing 0.6%
1,567	Arnold Magnectic Technologies Corp., Term Loan (f)	7.50 to 8.50	03/07/11 to 03/06/12	1,084,335
5,835	MW Industries, Inc., Term Loan (f)	3.29 to 5.04	11/01/13	5,223,911

				6,308,246

	Durable Consumer Products 0.2%
2,248	Brown Jordan International, Inc., Term Loan	4.30 to 6.25	04/30/12	1,748,035

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Ecological 0.2%
$980	Energy Solutions, LLC, Term Loan	2.54%	05/28/13	$931,457
1,062	Environmental Systems Products Holdings, Term Loan (f)	13.50	09/12/12	955,440
900	Synagro Technologies, Inc., Term Loan	5.05	10/02/14	504,000

				2,390,897

	Education & Child Care 2.6%
1,528	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.50 to 5.75	05/28/14	1,146,000
2,458	Bright Horizons Family Solutions, Inc., Term Loan	7.50	05/28/15	2,324,878
7,980	Cengage Learning Holdings II, LP, Term Loan	2.79	07/03/14	6,875,840
1,860	Educate, Inc., Term Loan	2.85 to 5.85	06/14/13 to 06/16/14	1,730,828
4,634	Education Management, LLC, Term Loan	2.38	06/03/13	4,448,378
12,281	Nelson Education, Ltd., Term Loan (Canada)	3.10	07/05/14	8,965,313

				25,491,237

	Electronics 3.3%
4,292	Edwards Ltd., Term Loan (Cayman Islands II) (b)	2.29 to 6.79	05/31/14 to 11/30/14	2,155,902
540	H3C Holdings, Ltd., Term Loan (Cayman Islands)	4.79	09/28/12	487,350
5,363	Infor Enterprise Solutions Holdings, Inc., Term Loan	4.04	07/28/12	4,611,750
1,687	Intergraph Corp., Term Loan	2.66	05/29/14	1,605,614
1,402	Matinvest 2 SAS, Term Loan (France)	2.80 to 3.05	06/23/14 to 06/22/15	834,217
1,601	Network Solutions, LLC, Term Loan	2.79 to 3.10	03/07/14	1,397,179
949	Nuance Communications, Inc., Term Loan	2.29	03/29/13	899,952
11,838	Open Solutions, Inc., Term Loan	2.63	01/23/14	8,439,434
388	Stratus Technologies, Inc., Term Loan	4.36	03/29/11	243,470
153	Sungard Data Systems, Inc., Revolving Credit Agreement	4.25	08/11/11	124,469
9,915	Sungard Data Systems, Inc., Term Loan	2.05 to 6.75	02/28/14 to 02/26/16	9,615,172
1,566	Verint Systems, Inc., Term Loan	3.54	05/25/14	1,367,410
715	X-Rite, Inc., Term Loan	7.25 to 8.00	10/24/12	562,745

				32,344,664

	Entertainment & Leisure 4.8%
3,878	Bombardier Recreational Products, Inc., Term Loan (Canada)	3.29 to 3.30	06/28/13	2,773,067
3,738	Cedar Fair, LP, Term Loan	2.29 to 4.25	02/17/12	3,662,092
403	Cinemark USA, Inc., Term Loan	2.04 to 2.67	10/05/13	387,385

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Entertainment & Leisure (Continued)
$7,069	Fender Musical Instruments Corp., Term Loan	2.54 to 2.85%	06/09/14	$5,372,775
1,977	Gibson Guitar Corp., Term Loan	2.85	12/29/13	1,705,181
4,000	Hicks Sports Group, LLC, Term Loan (d)	6.75	12/22/10	3,550,000
4,404	Metro-Goldwyn-Mayer Studios, Inc., Revolving Credit Agreement	3.04	04/08/10	2,334,038
20,496	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.54	04/08/12	11,989,941
1,926	Mets, LP, Term Loan (f)	2.29	07/25/10	1,752,400
3,701	Playcore Holdings, Inc., Term Loan	3.13 to 4.75	02/21/14	3,108,793
1,033	Regal Cinemas, Corp., Term Loan	4.35	10/28/13	1,026,684
3,400	Ticketmaster Entertainment, Inc., Term Loan	3.60	07/25/14	3,298,000
1,709	True Temper Sports, Inc., Revolving Credit Agreement (g)	7.50	03/15/09	1,016,558
6,443	True Temper Sports, Inc., Term Loan	7.50	03/15/11	4,842,856
3,750	True Temper Sports, Inc., Term Loan (d)	6.60	06/30/11	750,000

				47,569,770

	Farming & Agriculture 0.2%
2,000	WM. Bolthouse Farms, Inc., Term Loan	5.79	12/16/13	1,737,500

	Finance 6.7%
554	DCS Business Services, Inc., Term Loan (f)	13.75	08/04/11	410,172
26,912	First Data Corp., Term Loan	3.04	09/24/14	22,763,899
3,622	Grosvenor Capital Management Holdings, LLP, Term Loan	2.31	12/05/13	3,133,332
9,736	iPayment, Inc., Term Loan	2.29 to 2.60	05/10/13	7,959,066
6,791	LPL Holdings, Inc., Term Loan	2.04 to 2.35	06/28/13	6,230,573
1,968	Metavante Corp., Term Loan	2.78	11/01/14	1,933,945
7,770	National Processing Co. Group, Term Loan	3.31 to 7.08	09/29/13 to 09/29/14	5,775,900
5,865	Nuveen Investments, Inc., Term Loan	3.29 to 3.49	11/13/14	4,783,322
9,861	Oxford Acquisition III, Ltd., Term Loan (United Kingdom)	2.50	05/12/14	5,275,484
7,242	RJO Holdings Corp., Term Loan	3.30 to 7.05	07/12/14 to 07/12/15	2,236,417
10,148	Transfirst Holdings, Inc., Term Loan	3.04 to 7.04	06/15/14 to 06/15/15	5,788,906

				66,291,016

	Grocery 0.2%
1,835	Roundy’s Supermarkets, Inc., Term Loan	3.04 to 3.05	11/03/11	1,788,011

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health & Beauty 0.9%
$4,490	American Safety Razor Co., Term Loan	2.54 to 6.54%	07/31/13 to 01/30/14	$3,673,082
11,324	Marietta Intermediate Holding Corp, Term Loan (b)	5.29 to 12.00	11/30/10 to 12/31/12	1,789,437
5,425	Philosophy, Inc., Term Loan	2.29	03/16/14	3,282,106

				8,744,625

	Healthcare 12.3%
5,060	American Medical Systems, Inc., Term Loan	2.56	07/20/12	4,908,609
257	Catalent Pharma Solutions, Inc., Revolving Credit Agreement	2.54 to 2.55	04/10/13	186,429
3,859	Catalent Pharma Solutions, Inc., Term Loan	2.54	04/10/14	3,305,797
21,585	Community Health Systems, Inc., Term Loan	2.54 to 2.92	07/25/14	20,330,908
1,177	Concentra, Inc., Term Loan	2.85	06/25/14	1,047,555
4,294	CRC Health Group, Inc., Term Loan	2.85	02/06/13	3,478,043
4,850	DSI Renal, Inc., Term Loan (b)	5.63	03/31/13	3,515,969
2,241	Fresenius SE, Term Loan (Germany)	6.75	09/10/14	2,263,591
287	Genoa Healthcare Group, LLC, Term Loan	5.75	08/10/12	257,250
21,186	HCA, Inc., Term Loan	1.85 to 2.85	11/16/12 to 11/18/13	19,930,001
4,328	HCR Healthcare, LLC, Term Loan	2.79	12/22/14	3,916,902
10,436	Health Management Associates, Inc., Term Loan	2.35	02/28/14	9,716,747
10,780	Inverness Medical Innovations, Inc., Term Loan	2.29 to 2.60	06/26/14	10,384,730
3,984	Life Technologies Corp., Term Loan	5.25	11/20/15	4,025,924
10,056	Multiplan, Inc., Term Loan	2.81	04/12/13	9,590,970
800	Select Medical Corp., Revolving Credit Agreement	2.80 to 4.75	02/24/11	648,000
2,323	Sun Healthcare Group, Inc., Term Loan	2.50 to 3.31	04/21/14	2,096,375
336	Surgical Care Affiliates, LLC, Revolving Credit Agreement	2.60	06/28/13	245,280
10,264	Surgical Care Affiliates, LLC, Term Loan	2.60	12/29/14	9,340,073
10,746	United Surgical Partners International, Inc., Term Loan	2.29 to 2.51	04/19/14	9,953,034
3,690	Viant Holdings, Inc., Term Loan	2.85	06/25/14	3,209,945

				122,352,132

	Home & Office Furnishings, Housewares & Durable Consumer Products 0.7%
8,274	Generation Brands, LLC, Term Loan (b)	7.85	06/20/13	1,034,198

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Home & Office Furnishings, Housewares & Durable Consumer Products (Continued)
$948	Hunter Fan Co., Revolving Credit Agreement	4.79 to 6.75%	04/16/13	$507,136
2,117	Hunter Fan Co., Term Loan	2.81 to 7.04	04/16/14 to 10/16/14	1,061,271
2,297	Mattress Holdings Corp., Inc., Term Loan	2.54	01/18/14	1,309,428
5,044	National Bedding Co., LLC, Term Loan	5.31	02/28/14	3,345,937

				7,257,970

	Hotels, Motels, Inns & Gaming 7.8%
1,250	BLB Wordwide Holdings, Inc., Term Loan (b) (d)	6.50	07/18/12	100,000
6,381	BLB Wordwide Holdings, Inc., Term Loan (b)	4.75	07/18/11	3,573,406
748	Cannery Casino Resorts, LLC, Revolving Credit Agreement	2.79 to 2.80	05/18/12	643,045
8,733	Cannery Casino Resorts, LLC, Term Loan	2.54 to 4.54	05/18/13 to 05/16/14	7,810,157
800	CCM Merger Corp., Term Loan	8.50	07/13/12	737,000
4,206	Golden Nugget, Inc., Term Loan	2.29 to 3.54	06/30/14 to 12/31/14	2,758,221
8,937	Greektown Casino, LLC, Term Loan (d) (e)	7.00	12/03/12	6,591,142
2,862	Greektown Holdings, LLC, Term Loan (b)	16.75	09/01/09	2,843,672
14,616	Green Valley Ranch Gaming, LLC, Term Loan	2.54 to 4.00	02/16/14	9,975,564
11,994	Harrah’s Operating Co., Inc., Term Loan	3.50 to 3.60	01/28/15	9,642,641
11,809	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.09	05/23/14	9,352,950
4,923	Magnolia Hill, LLC, Term Loan	3.54 to 3.56	10/30/13	4,331,898
2,850	MGM Mirage, Term Loan	6.00	10/03/11	2,443,875
13,746	New World Gaming Partners Holdings, Ltd., Term Loan	3.10	09/30/14	9,003,915
8,393	Venetian Macau, Ltd., Term Loan	2.85	05/25/12 to 05/25/13	7,791,615

				77,599,101

	Insurance 3.1%
3,913	Alliant Holdings I, Inc., Term Loan	3.60	08/21/14	3,571,032
8,066	AmWins Group, Inc., Term Loan	3.11 to 3.16	06/08/13	5,192,284
626	Applied Systems, Inc., Term Loan	2.79	09/26/13	579,337
2,353	Audatex North America, Inc., Term Loan	2.44	05/16/14	2,291,218
3,038	Conseco, Inc., Term Loan	6.50	10/10/13	2,217,507
1,350	HMSC Corp., Term Loan	5.79	10/03/14	540,000
3,897	Mitchell International, Inc., Term Loan	5.88	03/30/15	2,338,010

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Insurance (Continued)
$3,700	USI Holdings Corp., Revolving Credit Agreement	2.79%	05/05/13	$2,627,000
7,082	USI Holdings Corp., Term Loan	3.35	05/05/14	6,019,644
5,449	Vertafore, Inc., Term Loan	3.16 to 6.66	01/31/12 to 01/31/13	5,051,306

				30,427,338

	Machinery 0.4%
1,930	Goodman Global, Inc., Term Loan	6.50	02/13/14	1,890,194
2,948	Mold-Masters Luxembourg Holdings, SA, Term Loan	3.81	10/11/14	2,107,462

				3,997,656

	Medical Products & Services 2.0%
4,965	AGA Medical Corp., Term Loan	2.30 to 2.37	04/28/13	4,239,155
5,732	Biomet, Inc., Term Loan	3.29 to 3.61	03/25/15	5,445,932
8,288	Carestream Health, Inc., Term Loan	2.29	04/30/13	7,655,944
2,233	VWR International, Inc., Term Loan	2.79	06/30/14	2,050,074

				19,391,105

	Mining, Steel, Iron & Non-Precious Metals 0.0%
565	John Maneely Co., Term Loan	3.54 to 3.76	12/09/13	442,164

	Natural Resources 0.3%
1,120	CDX Funding, LLC, Term Loan (d) (e)	7.50	03/31/13	280,000
2,929	Western Refining, Inc., Term Loan	8.25	05/30/14	2,820,653

				3,100,653

	Non-Durable Consumer Products 2.6%
4,008	Amscan Holdings, Inc., Term Loan	2.54 to 3.38	05/25/13	3,536,839
6,399	Huish Detergents, Inc., Term Loan	2.04	04/26/14	6,047,282
6,731	KIK Custom Products, Inc., Term Loan	2.54 to 5.29	06/02/14 to 11/30/14	3,919,331
2,139	Mega Brands, Inc., Term Loan (Canada)	9.75	07/26/12	850,311
406	Spectrum Brands, Inc., Revolving Credit Agreement (e)	4.31 to 6.25	03/30/13	371,958
8,002	Spectrum Brands, Inc., Term Loan (e)	6.25	03/30/13	7,334,755
1,800	Targus Group International, Inc., Term Loan	9.17	05/22/13	540,000
3,935	Yankee Candle Co., Inc., Term Loan	2.29	02/06/14	3,600,588

				26,201,064

	Paper & Forest Products 0.7%
2,400	Ainsworth Lumber Co., Ltd, Term Loan (f)	5.31	06/26/14	1,500,000
1,994	Georgia Pacific Corp., Term Loan	2.34 to 2.65	12/20/12	1,929,553
1,798	Tidi Products, LLC, Term Loan (f)	3.30 to 4.80	12/29/11 to 06/29/12	1,649,570
393	Verso Paper Holding, LLC, Term Loan (b)	7.28 to 8.03	02/01/13	88,334

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Paper & Forest Products (Continued)
$6,964	White Birch Paper Co., Term Loan (Canada)	3.35%	05/08/14	$2,071,719

				7,239,176

	Pharmaceuticals 0.9%
5,000	Mylan Laboratories, Inc., Term Loan	3.56 to 3.88	10/02/14	4,871,000
3,919	Nyco Holdings 2 Aps, Term Loan (Denmark) (i)	2.85 to 3.60	12/29/13 to 12/29/15	3,539,953

				8,410,953

	Printing & Publishing 5.7%
1,670	Ascend Media Holdings, LLC, Term Loan (d) (f)	10.25	01/31/12	68,476
1,947	Caribe Media, Inc., Term Loan	2.54 to 2.55	03/31/13	998,083
10,491	Cygnus Business Media, Inc., Term Loan (d) (g)	5.75	07/13/09	4,458,781
2,360	Dex Media West, LLC, Term Loan (e)	7.00	10/24/14	1,921,950
989	DRI Holdings, Inc., Term Loan	3.29 to 3.60	07/03/14	884,727
13,893	Endurance Business Media, Inc., Term Loan (d) (f)	4.75 to 11.25	07/26/13 to 01/26/14	4,953,234
8,040	F&W Publications, Inc., Term Loan	5.21 to 6.50	08/05/12 to 02/05/13	2,526,520
10,204	Gatehouse Media, Inc., Term Loan	2.29 to 2.30	08/28/14	2,580,140
2,813	Idearc, Inc., Term Loan (d) (e)	6.25	11/17/14	1,298,534
1,536	Intermedia Outdoor, Inc., Term Loan	3.60	01/31/13	767,813
1,588	Knowledgepoint360 Group, LLC, Term Loan	4.11 to 7.86	04/14/14 to 04/13/15	1,105,724
2,404	Local Insight Regatta Holdings, Inc., Term Loan	6.25	04/23/15	1,490,718
1,099	MC Communications, LLC, Term Loan (f) (b)	6.75	12/31/12	629,475
5,373	MediaNews Group, Inc., Term Loan	6.79	12/30/10 to 08/02/13	1,092,609
2,649	Merrill Communications, LLC, Term Loan (b)	14.75 to 15.00	11/15/13	1,403,783
3,588	Network Communications, Inc., Term Loan	2.50 to 3.75	11/30/12	2,601,578
2,333	Newsday, LLC, Term Loan	6.01	08/01/13	2,312,916
3,281	Proquest CSA, LLC, Term Loan	2.79	02/09/14	2,912,109
3,665	Questex Media Group, Inc., Term Loan	5.25	05/04/14	1,081,175
8,399	Reader’s Digest Association, Inc., Term Loan	2.64 to 2.65	03/02/14	4,157,282
3,278	R.H. Donnelley, Inc., Term Loan (e)	6.75	06/30/11	2,516,730
1,455	Summit Business Media Intermediate, Term Loan	4.75	01/06/14	691,093
1,380	Thomas Nelson Publishers, Term Loan	8.75	06/12/12	934,794
66,667	Tribune Co., Bridge Loan (d) (e) (f)	8.25	12/20/15	541,667
18,573	Tribune Co., Term Loan (d) (e)	5.25	06/04/14	7,800,840

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing (Continued)
$8,852	Yell Group, PLC, Term Loan (United Kingdom)	2.54 to 3.29%	04/30/11 to 10/26/12	$5,383,171

				57,113,922

	Restaurants & Food Service 2.0%
4,467	Advantage Sales & Marketing, Inc., Term Loan (a)	2.29 to 2.31	03/29/13	4,268,611
5,946	Aramark Corp., Term Loan (a)	2.34 to 2.47	01/27/14	5,656,465
3,136	Center Cut Hospitality, Inc., Term Loan	3.17	07/06/14	2,352,000
5,496	NPC International, Inc., Term Loan	2.04 to 2.35	05/03/13	5,056,517
2,584	Volume Services America, Inc., Term Loan	8.25	12/31/12	2,131,510

				19,465,103

	Retail—Oil & Gas 0.4%
4,194	The Pantry, Inc., Term Loan	1.79	05/15/14	3,934,870

	Retail—Specialty 0.5%
5,035	Nebraska Book Co., Inc., Term Loan	9.25	03/04/11	4,985,024

	Retail—Stores 1.3%
1,500	Dollar General Corp., Term Loan	3.04 to 5.00	07/07/14	1,464,141
7,141	General Nutrition Centers, Inc., Term Loan	2.54 to 2.85	09/16/13	6,529,722
3,819	Guitar Center, Inc., Term Loan	3.79	10/09/14	2,870,599
1,624	Sally Holdings, Inc., Term Loan	2.54 to 2.93	11/16/13	1,560,117

				12,424,579

	Telecommunications—Local Exchange Carriers 0.7%
3,214	Global Tel*Link Corp., Term Loan	9.00	02/14/13	2,892,659
2,376	Orius Corp., LLC, Term Loan (c) (d) (e) (f)	7.25	01/23/10	23,052
3,213	Orius Corp., LLC, Term Loan (d) (e) (f) (g)	6.75	01/23/09	31,167
909	Paetec Holding Corp., Term Loan	2.79	02/28/13	862,415
3,812	Sorenson Communications, Inc., Term Loan	2.79 to 7.29	08/16/13 to 02/16/14	3,515,773

				7,325,066

	Telecommunications—Long Distance 0.5%
5,817	Level 3 Communications, Inc., Term Loan	2.54 to 11.50	03/13/14	5,247,299

	Telecommunications—Wireless 1.0%
5,772	Asurion Corp., Term Loan	3.29 to 4.02	07/03/14	5,573,211
4,064	CommScope, Inc., Term Loan	3.10	12/26/14	3,976,215
474	MetroPCS Wireless, Inc., Term Loan	2.56 to 3.31	11/04/13	454,421

				10,003,847

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Textiles & Leather 2.0%
$10,864	Gold Toe Investment Corp., Term Loan	8.50 to 11.75%	10/30/13 to 04/30/14	$6,184,337
855	HanesBrands, Inc., Term Loan	5.00	09/05/12	858,592
4,850	HBI Branded Apparel Ltd., Inc., Term Loan	4.25	03/05/14	4,672,165
4,300	Levi Strauss & Co., Term Loan	2.54	03/27/14	3,676,500
3,208	Saint John Knits International, Inc., Term Loan	10.00	03/23/12	2,405,658
2,701	Varsity Brands, Inc., Term Loan	3.06	02/22/14	2,147,392

				19,944,644

	Transportation—Cargo 0.3%
829	Cardinal Logistics Management, Inc., Term Loan (f)	4.04 to 6.00	09/23/13	503,497
929	JHCI Acquisitions, Inc., Term Loan	2.79	06/19/14	738,319
1,616	Kenan Advantage Group, Inc., Term Loan	3.04	12/16/11	1,518,976

				2,760,792

	Utilities 8.2%
2,216	Bicent Power, LLC, Term Loan	2.60	06/30/14	2,038,646
91	Boston Generating, LLC, Revolving Credit Agreement	2.85	12/20/13	67,090
1,756	Boston Generating, LLC, Term Loan	2.59 to 2.72	12/20/13	1,295,551
2,790	BRSP, LLC, Term Loan	7.50	06/24/14	2,629,879
23,502	Calpine Corp., Term Loan (a)	3.48	03/29/14	21,631,962
12,602	First Light Power Resources, Inc., Term Loan	3.13 to 5.13	11/01/13 to 05/01/14	10,844,874
2,800	Longview Power, LLC, Term Loan	2.88 to 2.94	02/28/14	2,240,000
187	Mach Gen, LLC, Term Loan	2.60	02/22/13	169,320
13,421	NRG Energy, Inc., Term Loan	1.79 to 2.10	02/01/13	12,759,745
1,775	NSG Holdings, LLC, Term Loan	2.13	06/15/14	1,664,517
4,076	Primary Energy Operating, LLC, Term Loan	4.05	08/24/09	3,769,889
15,490	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.76 to 3.80	10/10/14	11,704,336
212	TPF Generation Holdings, LLC, Revolving Credit Agreement	2.10	12/15/11	201,215
6,906	TPF Generation Holdings, LLC, Term Loan	2.29 to 4.54	12/15/13 to 12/15/14	6,109,992
4,430	USPF Holdings, LLC, Term Loan	2.04	04/11/14	4,141,869

				81,268,885

	Total Variable Rate** Senior Loan Interests 113.3%			1,127,179,724

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Description	Value

Notes 1.3%
Apria Healthcare Group, Inc. ($4,167,000 par, 11.25% coupon, maturing 11/01/14)	$4,260,417
Builders FirstSource, Inc. ($4,200,000 par, 5.13% coupon, maturing 02/15/12) (j)	1,816,500
Compression Polymers Corp. ($2,300,000 par, 7.87% coupon, maturing 07/01/12) (j)	1,621,500
Environmental Systems Products Holdings, Inc. ($371,761 par, 18.00% coupon, maturing 03/31/15) (f)	0
Qwest Corp. ($4,500,000 par, 3.88% coupon, maturing 06/15/13) (j)	4,252,500
Verso Paper Holding, LLC ($1,500,000 par, 4.78% coupon, maturing 08/01/14) (i) (j)	727,500
Wellman, Inc. ($845,000 par, 5.00% coupon, maturing 01/29/19) (f)	845,000

Total Notes 1.3%	13,523,417

Equities 0.1%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, Acquired date 09/03/04, Cost $27,398) (f) (k)	53,798
Building Materials Holding Corp. (Warrants for 28,197 common shares, Expiration date 09/30/15, Acquired date 10/09/08, Cost $0) (f) (k) (l)	0
DecorateToday.com (198,600 common shares, Acquired date 12/31/98, Cost $3,505,909) (f) (h) (k) (l)	0
Environmental Systems Products Holdings, Inc. (6,195 common shares, Acquired date 09/27/07, Cost $0) (f) (k) (l)	0
Environmental Systems Products Holdings, Inc. (2,838 preferred shares, Acquired date 09/27/07, Cost $70,950) (f) (k) (l)	0
Euramax International Inc. (3,272 common shares, Acquired date 07/09/09, Cost $3,529,067) (f) (k)	166,882
Gentek, Inc. (Canada) (Warrants for 526 common shares, Acquired date 10/17/06, Expiration date 11/10/10, Cost $0) (k)	3,945
IAP Worldwide Services, Inc. (Warrants for 25,936 common shares, Expiration date 06/11/15, Acquired date 06/18/08, Cost $0) (f) (k) (l)	0
IAP Worldwide Services, Inc. (Warrants for 58,792 common shares, Expiration date 06/11/15, Acquired date 06/18/08, Cost $0) (f) (k) (l)	0
IDT Corp. (7,632 common shares), Acquired date 01/30/04, Cost $0) (k)	19,843
MC Communications, LLC (222,056 common shares, Acquired date 07/02/09, Cost $0) (f) (k)	0
Safelite Realty (48,903 common shares, Acquired date 10/20/00, Cost $0) (f) (h) (k) (l)	0
Wellman, Inc. (845 common shares, Acquired date 02/12/09 & 06/16/09, Cost $2,232,644) (f) (k)	492,914

Total Equities 0.1%	737,382

Total Long-Term Investments 114.7% (Cost $1,561,029,235)	1,141,440,523

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Description	Value

Time Deposit 0.8%
State Street Bank & Trust Co. ($7,626,284 par, 0.01% coupon, dated 7/31/09, to be sold on 8/03/09 at $7,626,290) (Cost $7,626,284) (a)	$7,626,284

Total Investments 115.5% (Cost $1,568,655,519)	1,149,066,807

Borrowings (13.3%)	(132,000,000)

Liabilities in Excess of Other Assets (2.2%)	(22,082,021)

Net Assets 100.0%	$994,984,786

Percentages are calculated as a percentage of net assets.

(a)	All or a portion of this security is designated in connection with unfunded loan commitments.

(b)	All or portion of this security is payment-in-kind.

(c)	This borrower is currently in liquidation.

(d)	This Senior Loan interest is non-income producing.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g)	Senior Loan is past due.

(h)	Affiliated company.

(i)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(j)	Variable rate security. Interest rate shown is that in effect at July 31, 2009.

(k)	Non-income producing security.

(l)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents less than 0.1% of the net assets of the Fund.

(m)	Subsequent to July 31, 2009, this security has emerged from bankruptcy.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Ratings Allocation as of 7/31/09 (Unaudited)

BBB/Baa	3.1%
BB/Ba	33.7
B/B	33.9
CCC/Caa	9.0
CC/Ca	0.4
C/C	0.5
Non-Rated	19.4

Ratings allocations are as a percentage of debt obligations. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Bank Loans rated below BBB by Standard and Poor’s or Baa by Moody’s are considered to be below investment grade.

Swap agreements outstanding as of July 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Goldman Sachs International	Calpine Corp.	Sell	5.000%	03/20/10	$1,500	$(165,000)	$1,584	B
Goldman Sachs International	Texas Competitive Electric Holdings Company LLC	Sell	2.850	06/20/10	5,000	0	(270,030)	B–
Goldman Sachs International	Texas Competitive Electric Holdings Company LLC	Sell	5.000	06/20/10	3,000	(97,500)	(104,770)	B–

Total Credit Default Swaps					$9,500	$(262,500)	$(373,216)

Swap Collateral Pledged to Counterparty
Goldman Sachs International							340,000

Total Swap Agreements							$(33,216)

*	Credit rating as issued by Standard and Poor’s (unaudited)

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Fair Value Measurement Information:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurement.)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value.

			Level 3
		Level 2	Significant
	Level 1	Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets:
Variable Rate Senior Loan Interests	$—	$1,104,280,302	$22,899,422	$1,127,179,724
Notes	—	12,678,416	845,001	13,523,417
Equities	—	—	—	—
Chemicals, Plastics, and Rubber	—	—	492,914	492,914
Diversified Manufacturing	—	—	166,882	166,882
Hotels, Motels, Inns & Gaming	—	—	53,798	53,798
Paper & Forest Products	3,945	—	—	3,945
Telecommunications—Local Exchange Carriers	19,843	—	—	19,843
Short-Term Investments	—	7,626,284	—	7,626,284
Credit Default Swap	—	1,584	—	1,584
Unfunded Commitments	—	9,841	—	9,841

Total Assets	$23,788	$1,124,596,427	$24,458,017	$1,149,078,232

Liabilities:
Unfunded Commitments	—	(14,010,264)	(15,888)	(14,026,152)
Credit Default Swap	—	(374,800)	—	(374,800)

Total Liabilities	$—	$(14,385,064)	$(15,888)	$(14,400,952)

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  July 31, 2009  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Loans and Securities
	Variable		Equities
	Rate				Hotels,
	Senior		Chemicals,		Motels,
	Loan		Plastics &	Diversified	Inns &		Unfunded
	Interests	Notes	Rubber	Manufacturing	Gaming	Total	Commitments

Balance as of 7/31/08	$10,969,811	$—	$—	$—	$53,798	$11,023,609	$(8,915)
Accrued Discounts/Premiums	68,454	—	—	—	—	68,454	—
Realized Gain/Loss	(342,944)	—	—	—	—	(342,944)	—
Change in Unrealized Appreciation/Depreciation	(55,176,249)	(2,982,412)	(1,739,730)	(3,362,185)	—	(63,260,576)	(6,973)
Net Purchases/Sales	470,092	3,827,413	2,232,644	3,529,067	—	10,059,216	—
Net Transfers In and/or Out of Level 3*	66,910,258	—	—	—	—	66,910,258	—

Balance as of 7/31/09	$22,899,422	$845,001	$492,914	$166,882	$53,798	$24,458,017	$(15,888)

Net Change in Unrealized Appreciation/Depreciation from Investments Still Held as of 7/31/09						$(65,745,833)	$(6,973)

*	The value of Net Transfers In and/or Out of Level 3 was measured using the market value as of the beginning of the period for transfers in and the market value as of the end of the period for transfers out.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements

Statement of Assets and Liabilities
July 31, 2009

Assets:
Unaffiliated Investments (Cost $1,565,149,610)	$1,149,066,807
Affiliated Investments (Cost $3,505,909)	-0-

Total Investments (Cost $1,568,655,519)	1,149,066,807
Receivables:
Investments Sold	35,520,348
Interest and Fees	4,587,470
Fund Shares Sold	822,228
Other	29,078

Total Assets	1,190,025,931

Liabilities:
Payables:
Borrowings	132,000,000
Investments Purchased	44,238,273
Income Distributions	1,016,655
Investment Advisory Fee	715,016
Distributor and Affiliates	348,563
Administrative Fee	204,054
Fund Shares Repurchased	18,423
Unfunded Commitments	14,016,311
Trustees’ Deferred Compensation and Retirement Plans	1,066,284
Accrued Interest Expense	37,356
Swap Contracts	33,216
Accrued Expenses	1,346,994

Total Liabilities	195,041,145

Net Assets	$994,984,786

Net Assets Consist of:
Capital	$2,858,127,420
Accumulated Undistributed Net Investment Income	(7,958,494)
Net Unrealized Depreciation	(433,715,739)
Accumulated Net Realized Loss	(1,421,468,401)

Net Assets	$994,984,786

Net Asset Value and Maximum Offering Price Per Share:
Class A Shares:
Net Asset value and redemption price per share (Based on net assets of $166,447,600 and 29,733,953 shares of beneficial interest issued and outstanding)	$5.60
Maximum sales charge (3.25%* of offering price)	0.19

Maximum offering price to public	$5.79

Class B Shares:
Net asset value and offering price per share (Based on net assets of $16,974,156 and 3,032,607 shares of beneficial interest issued and outstanding)	$5.60

Class C Shares:
Net asset value and offering price per share (Based on net assets of $196,590,540 and 35,120,951 shares of beneficial interest issued and outstanding)	$5.60

Class IB Shares:
Net asset value and offering price per share (Based on net assets of $520,251,813 and 92,834,429 shares of beneficial interest issued and outstanding)	$5.60

Class IC Shares:
Net asset value and offering price per share (Based on net assets of $94,720,677 and 16,911,459 shares of beneficial interest issued and outstanding)	$5.60

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Operations
For the Year Ended July 31, 2009

Investment Income:
Interest from Unaffiliated Investments	$95,642,180
Other	3,235,603

Total Income	98,877,783

Expenses:
Investment Advisory Fee	8,706,895
Credit Line	3,456,909
Distribution and Service Fees
Class A	405,016
Class B	175,771
Class C	1,967,044
Class IC	144,775
Administrative Fee	2,488,120
Transfer Agent Fees	1,363,795
Professional Fees	629,577
Custody	414,222
Reports to Shareholders	260,571
Accounting and Administrative Expenses	147,688
Registration Fees	58,107
Trustees’ Fees and Related Expenses	4,413
Depreciation in Trustees’ Deferred Compensation Accounts	(180,581)
Other	1,294,336

Total Operating Expenses	21,336,658
Service Fee Reimbursement	1,085,495
Less Credits Earned on Cash Balances	3,244

Net Operating Expenses	20,247,919
Interest Expense	4,674,899

Total Expenses	24,922,818

Net Investment Income	$73,954,965

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(334,032,012)
Swap Contracts	(1,280,858)

Net Realized Loss	(335,312,870)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(357,880,690)

End of the Period:
Investments	(419,588,712)
Swap Contracts	(110,716)
Unfunded Commitments	(14,016,311)

(433,715,739)

Net Unrealized Depreciation During the Period	(75,835,049)

Net Realized and Unrealized Loss	$(411,147,919)

Net Decrease in Net Assets From Operations	$(337,192,954)

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$73,954,965	$150,350,796
Net Realized Loss	(335,312,870)	(105,789,809)
Net Unrealized Depreciation During the Period	(75,835,049)	(198,554,777)

Change in Net Assets from Operations	(337,192,954)	(153,993,790)

Distributions from Net Investment Income:
Class A Shares	(12,786,270)	(30,558,128)
Class B Shares	(1,260,255)	(2,505,637)
Class C Shares	(14,031,871)	(31,496,092)
Class IB Shares	(41,631,579)	(72,684,411)
Class IC Shares	(7,686,216)	(14,604,503)

Total Distributions	(77,396,191)	(151,848,771)

Net Change in Net Assets from Investment Activities	(414,589,145)	(305,842,561)

From Capital Transactions:
Proceeds from Shares Sold	64,893,876	236,728,243
Net Asset Value of Shares Issued Through Dividend Reinvestment	36,493,499	86,607,702
Cost of Shares Repurchased	(312,396,148)	(918,036,034)

Net Change in Net Assets from Capital Transactions	(211,008,773)	(594,700,089)

Total Decrease in Net Assets	(625,597,918)	(900,542,650)
Net Assets:
Beginning of the Period	1,620,582,704	2,521,125,354

End of the Period (Including accumulated undistributed net investment income of $(7,958,494) and $(5,727,631), respectively)	$994,984,786	$1,620,582,704

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended July 31, 2009

Change in Net Assets from Operations	$(337,192,954)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchase of Investments	(402,986,856)
Principal Repayments/Sales of Investments	924,917,363
Net Sales of Short-Term Investments	21,354,372
Amortization of Loan Fees	1,019,793
Net Loan Fees Paid	(582,647)
Accretion of Discounts	(4,894,430)
Net Realized Loss on Investments	334,032,012
Net Change in Unrealized Depreciation on Investments	72,559,921
Decrease in Interest and Fees Receivables and Other Assets	6,328,659
Decrease in Accrued Expenses and Other Payables	(1,675,262)
Net Change in Swap Contracts	(28,456)
Net Change in Unfunded Commitments	4,076,084
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(201,232)
Decrease in Accrued Interest Expense	(1,003,962)

Total Adjustments	952,915,359

Net Cash Provided by Operating Activities	615,722,405

Net Cash Used in Financing Activities:
Proceeds from Shares Sold	64,518,697
Repayments of Borrowings	(545,000,000)
Proceeds from Borrowings	219,000,000
Payments on Shares Repurchased	(312,755,836)
Cash Distributions Paid	(41,485,266)

Net Cash from Financing Activities	(615,722,405)

Net Increase in Cash	-0-
Cash at Beginning of the Period	-0-

Cash at End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$5,678,861

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 18, 2005
					(Commencement
	Year Ended July 31,				of Operations) to
Class A Shares	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.40	0.61	0.66	0.54	0.18

Net Realized and Unrealized Loss	(1.86)	(1.17)	(0.29)	(0.15)	(0.04)

Total from Investment Operations	(1.46)	(0.56)	0.37	0.39	0.14
Less Distributions from Net Investment Income	0.42	0.61	0.71	0.50	0.16

Net Asset Value, End of the Period	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–18.60%	–6.70%	4.06%	4.39%	1.75% **
Net Assets at End of the Period (In millions)	$166.4	$281.4	$544.7	$91.0	$54.0
Ratios to Average Net Assets:*
Operating Expense	1.86%	1.44%	1.41%	1.39%	1.42%
Interest Expense	0.48%	1.07%	1.09%	0.10%	0.04%
Total Net Expense	2.34%	2.51%	2.50%	1.49%	1.46%
Net Investment Income	7.57%	7.55%	7.34%	5.95%	4.44%
Portfolio Turnover (c)	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.11%	1.69%	1.66%	1.64%	1.67%
Interest Expense	0.48%	1.07%	1.09%	0.10%	0.04%
Total Gross Expense	2.59%	2.76%	2.75%	1.74%	1.71%
Net Investment Income	7.32%	7.30%	7.09%	5.70%	4.19%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 18, 2005
					(Commencement
	Year Ended July 31,				of Operations) to
Class B Shares	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.36	0.55	0.60	0.47	0.14

Net Realized and Unrealized Loss	(1.86)	(1.17)	(0.30)	(0.14)	(0.03)

Total from Investment Operations	(1.50)	(0.62)	0.30	0.33	0.11

Less Distributions from Net Investment Income	0.38	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–19.24%	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$17.0	$29.6	$41.5	$17.8	$10.8
Ratios to Average Net Assets:*
Operating Expense	2.63%	2.20%	2.18%	2.14%	2.18%
Interest Expense	0.48%	1.04%	1.10%	0.10%	0.04%
Total Net Expense	3.11%	3.24%	3.28%	2.24%	2.22%
Net Investment Income	6.85%	6.76%	6.67%	5.24%	3.73%
Portfolio Turnover (c)	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.88%	2.45%	2.43%	2.39%	2.43%
Interest Expense	0.48%	1.04%	1.10%	0.10%	0.04%
Total Gross Expense	3.36%	3.49%	3.53%	2.49%	2.47%
Net Investment Income	6.60%	6.51%	6.42%	4.99%	3.48%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 18, 2005
					(Commencement
					of Operations) to
	Year Ended July 31,				July 31,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.36	0.55	0.59	0.47	0.14
Net Realized and Unrealized Loss	(1.86)	(1.17)	(0.29)	(0.14)	(0.03)

Total from Investment Operations	(1.50)	(0.62)	0.30	0.33	0.11
Less Distributions from Net Investment Income	0.38	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$5.60	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–19.24%	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$196.6	$338.6	$563.5	$72.5	$55.7
Ratios to Average Net Assets:*
Operating Expense	2.62%	2.20%	2.16%	2.14%	2.17%
Interest Expense	0.48%	1.06%	1.09%	0.10%	0.04%
Total Net Expense	3.10%	3.26%	3.25%	2.24%	2.21%
Net Investment Income	6.83%	6.79%	6.55%	5.19%	3.66%
Portfolio Turnover (c)	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.87%	2.45%	2.41%	2.39%	2.42%
Interest Expense	0.48%	1.06%	1.09%	0.10%	0.04%
Total Gross Expense	3.35%	3.51%	3.50%	2.49%	2.46%
Net Investment Income	6.58%	6.54%	6.30%	4.94%	3.41%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended July 31,
Class IB Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$7.49	$8.66	$9.01	$9.11	$9.00

Net Investment Income (a)	0.40	0.61	0.68	0.54	0.37
Net Realized and Unrealized Gain/Loss	(1.87)	(1.17)	(0.32)	(0.14)	0.08

Total from Investment Operations	(1.47)	(0.56)	0.36	0.40	0.45
Less Distributions from Net Investment Income	0.42	0.61	0.71	0.50	0.34

Net Asset Value, End of the Period	$5.60	$7.49	$8.66	$9.01	$9.11

Total Return (b)	–18.56%	–6.69%	4.05%	4.38%	5.18%
Net Assets at End of the Period (In millions)	$520.3	$815.1	$1,131.8	$1,307.2	$1,639.0
Ratios to Average Net Assets:
Operating Expense	1.88%	1.45%	1.43%	1.39%	1.38%
Interest Expense	0.46%	1.04%	1.11%	0.10%	0.04%
Total Net Expense	2.34%	2.49%	2.54%	1.49%	1.42%
Net Investment Income	7.60%	7.51%	7.49%	5.87%	4.09%
Portfolio Turnover (c)	33%	35%	74%	84%	90%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended July 31,
Class IC Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$7.49	$8.66	$9.00	$9.11	$9.00

Net Investment Income (a)	0.40	0.61	0.68	0.54	0.37
Net Realized and Unrealized Gain/Loss	(1.87)	(1.17)	(0.31)	(0.15)	0.07

Total from Investment Operations	(1.47)	(0.56)	0.37	0.39	0.44
Less Distributions from Net Investment Income	0.42	0.61	0.71	0.50	0.33

Net Asset Value, End of the Period	$5.60	$7.49	$8.66	$9.00	$9.11

Total Return (b)	–18.71%	–6.69%	4.06%	4.50%	4.98%
Net Assets at End of the Period (In millions)	$94.7	$155.9	$239.6	$291.3	$426.0
Ratios to Average Net Assets:*
Operating Expense	1.88%	1.45%	1.43%	1.39%	1.44%
Interest Expense	0.47%	1.04%	1.11%	0.10%	0.04%
Total Net Expense	2.35%	2.49%	2.54%	1.49%	1.48%
Net Investment Income	7.60%	7.52%	7.49%	5.85%	4.07%
Portfolio Turnover (c)	33%	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.03%	1.60%	1.58%	1.54%	1.52%
Interest Expense	0.47%	1.04%	1.11%	0.10%	0.04%
Total Gross Expense	2.50%	2.64%	2.69%	1.64%	1.56%
Net Investment Income	7.45%	7.37%	7.34%	5.70%	3.99%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$132,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$8,538	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include service fees of up to .15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009

1. Significant Accounting Policies
Van Kampen Senior Loan Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The Fund’s Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund’s portfolio. The fair value of Senior Loans are reviewed and approved by the Fund’s Valuation Committee and Board of Trustees.
Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.
Credit default swaps are valued using quotations obtained from brokers.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157),

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At July 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. At July 31, 2009, the Fund had no repurchase agreements.

D. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended July 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. The Fund had capital loss carryforward of $90,868,001, that expired during the current fiscal year. At July 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $1,160,366,341, which will expire according to the following schedule.

Amount	Expiration

$445,144,583	July 31, 2010
215,755,020	July 31, 2011
153,257,861	July 31, 2012
68,141,145	July 31, 2013
21,900,119	July 31, 2014
48,144,741	July 31, 2015
10,160,798	July 31, 2016
197,862,074	July 31, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.
At July 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,587,594,423

Gross tax unrealized appreciation	$22,512,651
Gross tax unrealized depreciation	(461,040,267)

Net tax unrealized depreciation on investments	$(438,527,616)

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

The tax character of distributions paid during the years ended July 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary Income	$77,978,765	$153,352,927

Permanent differences, primarily due to a portion of capital loss carryforward expiring in the current year, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2009.

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$1,210,363	$89,665,120	$(90,875,483)

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,438,852

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of reclasses of Swap Income from Gains/Losses, gains or losses recognized on securities for tax purposes but not for book purposes and post October losses of $244,142,184, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Credits Earned on Cash Balances During the year ended July 31, 2009, the Fund’s custody fee was reduced by $3,244 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of July 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through September 22, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.900%
Next $1.0 billion	.850%
Next $1.0 billion	.825%
Next $500 million	.800%
Over $3.0 billion	.775%

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund’s Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities.
For the year ended July 31, 2009, the Fund recognized expenses of approximately $260,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended July 31, 2009, the Fund recognized expenses of approximately $95,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended July 31, 2009, the Fund recognized expenses of approximately $691,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended July 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $42,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $171,100. Sales charges do not represent expenses of the Fund.
During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a Fund holds 5% or more of the outstanding voting securities.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

			Market
		Dividend	Value
Name	Shares*	Income	7/31/2009	Cost

DecorateToday.com—Common Shares	198,600	$-0-	$-0-	$3,505,909
Safelite Realty—Common Shares	48,903	-0-	-0-	-0-

		$—0-	$—0-	$3,505,909

*	Shares were acquired through the restructuring of senior loan interests.

There were no affiliate transactions during the year ended July 31, 2009.

3. Capital Transactions
For the years ended July 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	July 31, 2009		July 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	5,685,543	$28,429,561	13,878,719	$114,737,828
Class B	361,979	1,791,818	836,922	6,902,503
Class C	5,247,263	25,877,745	12,926,214	106,752,567
Class IB	1,238,284	6,221,721	666,398	5,257,495
Class IC	486,531	2,573,031	386,439	3,077,850

Total Sales	13,019,600	$64,893,876	28,694,692	$236,728,243

Dividend Reinvestment:
Class A	1,254,213	$6,322,925	2,423,210	$19,639,786
Class B	103,290	517,974	169,000	1,366,334
Class C	1,061,421	5,349,681	1,985,170	16,114,304
Class IB	4,234,017	21,185,914	5,277,787	42,470,643
Class IC	622,587	3,117,005	870,220	7,016,635

Total Dividend Reinvestment	7,275,528	$36,493,499	10,725,387	$86,607,702

Repurchases:
Class A	(14,818,255)	$(79,770,415)	(41,638,073)	$(337,998,500)
Class B	(1,388,635)	(7,115,414)	(1,842,800)	(14,534,180)
Class C	(16,450,106)	(87,850,496)	(34,797,603)	(276,019,369)
Class IB	(21,469,718)	(110,878,705)	(27,750,464)	(224,001,324)
Class IC	(5,016,795)	(26,781,118)	(8,101,152)	(65,482,661)

Total Repurchases	(59,143,509)	$(312,396,148)	(114,130,092)	$(918,036,034)

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $420,152,988 and $948,897,191, respectively.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

5. Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for monthly offers is between 5% and 8%, (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.) The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended July 31, 2009, the Fund had twelve monthly Repurchase Offers as follows:

	Percentage of		Percent of
Repurchase	Outstanding Shares	Number of	Outstanding
Request	the Fund Offered to	Shares Tendered	Shares Tendered
Deadlines	Repurchase	(all classes)	(all classes)

August 15, 2008	6.0%	5,351,351	2.5%
September 19, 2008	6.0	7,040,894	3.3
October 17, 2008	6.0	10,734,960	5.2
November 21, 2008	6.0	10,769,216	5.5
December 19, 2008	6.0	6,600,157	3.5
January 16, 2009	6.0	3,375,762	1.8
February 20, 2009	6.0	3,548,660	2.0
March 20, 2009	6.0	3,733,862	2.1
April 17, 2009	6.0	2,288,765	1.3
May 15, 2009	6.0	2,075,783	1.2
June 19, 2009	6.0	1,993,399	1.1
July 17, 2009	6.0	1,630,700	0.9

6. Commitments
Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $57,414,200 as of July 31, 2009. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $14,016,311 as of July 31, 2009 is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities. As of July 31, 2009, the Fund held the following unfunded loan commitments:

		Unfunded	Appreciation/
Description	Type	Commitment	(Depreciation)

AX Acquisition Corp.	Revolving Credit Agreement	$2,500,000	$(625,000)
Bright Horizons Family Solutions, Inc.	Revolving Credit Agreement	4,472,000	(1,118,000)
Cannery Casino Resorts, LLC	Revolving Credit Agreement	1,002,273	(140,318)
Catalent Pharma Solutions	Revolving Credit Agreement	2,242,857	(616,786)
Centennial Cellular Operating Co. LLC	Revolving Credit Agreement	500,000	(27,500)
Centennial Cellular Operating Co. LLC	Revolving Credit Agreement	500,000	(27,500)
Chart Industries, Inc.	Revolving Credit Agreement	2,250,000	(506,250)
Education Management Corp.	Revolving Credit Agreement	2,000,000	(180,000)
Fleming Packaging Corp.	Revolving Credit Agreement	8,914	(8,914)
GateHouse Media Operating, Inc.	Revolving Credit Agreement	1,500,000	(1,050,000)

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

		Unfunded	Appreciation/
Description	Type	Commitment	(Depreciation)

General Nutrition Centers, Inc.	Revolving Credit Agreement	$6,000,000	$(1,350,000)
Graphic Packaging International, Inc.	Revolving Credit Agreement	5,000,000	(900,000)
Hunter Fan Co.	Revolving Credit Agreement	3,677,083	(1,709,844)
KAG Property LLC	Delayed Draw Note	192,367	(6,973)
Kranson Industries, Inc.	Revolving Credit Agreement	2,500,000	(250,000)
Lyondell Chemical Co.	Term Loan	264,389	9,841
Metro-Goldwyn-Mayer Studios, Inc.	Revolving Credit Agreement	403,846	(189,808)
Mirant North America LLC	Revolving Credit Agreement	3,921,800	(431,398)
NV Broadcasting LLC	Term Loan	186,871	—
Pinnacle Foods Holdings Corp.	Revolving Credit Agreement	6,680,800	(2,171,260)
Select Medical Corp.	Revolving Credit Agreement	1,200,000	(228,000)
Sungard Data Systems, Inc.	Revolving Credit Agreement	2,042,109	(380,343)
Surgical Care Affiliates, Inc.	Revolving Credit Agreement	2,664,000	(719,280)
True Temper Sports, Inc.	Revolving Credit Agreement	215,000	(87,075)
USI Holdings Corp.	Revolving Credit Agreement	2,966,667	(860,333)
Volume Services America, Inc.	Revolving Credit Agreement	2,523,256	(441,570)

		$57,414,232	$(14,016,311)

7. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the fund’s total assets.
The Fund had entered into a $500 million revolving credit and security agreement (the “Amended and Restated Revolving Credit and Security Agreement”). This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the year ended July 31, 2009, the Fund incurred fees of approximately $3,456,900, as disclosed on the Statement of Operations. For the year ended July 31, 2009, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement was $255,013,699 with a weighted average interest rate of 1.33%.
On August 21, 2009, the Fund closed its $500 million revolving credit and security agreement and entered into a $300 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund.

8. Senior Loan Participation Commitments
The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

At July 31, 2009, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
	Amount	Value
Selling Participant	(000)	(000)

Goldman Sachs Lending Partners	$160	$69

9. Distribution and Service Plan
Shares of the Fund are distributed by Van Kampen Funds, Inc. (“the Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the year ended July 31, 2009, the Distributor waived service fees of $1,085,495. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.
Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B Shares and Class C Shares are paid monthly to the Distributor.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $366,000 and $2,996,200 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the Distribution Plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

10. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/ performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the footnotes to the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2009 was $374,800. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $340,000. If a defined credit event had occurred as of July 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

Fund would have been required to pay $8,000,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of Financial Accounting Standards Board Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective February 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Values	Location	Fair Values

Credit Contracts	Swap Contracts	$-0-	Swap Contracts	$(33,216)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended July 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$(1,280,858)

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$800,956

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  July 31, 2009  continued

11. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. A court-ordered mediation took place on March 2009, but no resolution was reached. The case went to trial, which concluded in August 2009. A final decision is currently expected in late 2009.
The Fund is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust (“ART”) in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Fund, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July 2009. The outcome of the appeal is not expected until sometime in 2010.
In management’s opinion, there is no material impact to the Fund as a result of these legal matters.

Van Kampen Senior Loan Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Senior Loan Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Loan Fund (the “Fund”), including the portfolio of investments, as of July 31, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the Fund’s custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Loan Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 22 , 2009

Van Kampen Senior Loan Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Kevin Klingert
Vice President
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Senior Loan Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds’ Board of Trustees and the Funds’ officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1988	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1988	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
Interested Trustee:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1988	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Senior Loan Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Senior Loan Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

18, 118, 218, 59, 359
SLFANN 09/09
IU09-04009P-Y07/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$127,025		N/A

Non-Audit Fees
Audit-Related Fees	$0		$498,000	(2)
Tax Fees	$3,510	(3)	$0
All Other Fees	$0		$5,000
Total Non-Audit Fees	$3,510		$503,000

Total	$130,535		$503,000
2008

	Registrant		Covered Entities(1)
Audit Fees	$128,815		N/A

Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$3,000	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,000		$215,000

Total	$131,815		$215,000

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
–	Van Kampen Investments Inc.

–	Van Kampen Asset Management

–	Van Kampen Advisors Inc.

–	Van Kampen Funds Inc.

–	Van Kampen Investor Services Inc.

–	Morgan Stanley Investment Management Inc.

–	Morgan Stanley Trust Company

–	Morgan Stanley Investment Management Ltd.

–	Morgan Stanley Investment Management Company

–	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund’s and its investment advisor’s Proxy Voting Policies and Procedures are as follows:
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review

Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)
1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.
Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.
(3) Written solicitations to purchase securities under Rule 23c-1 during the period are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Loan Fund

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	September 17, 2009
 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	September 17, 2009

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	September 17, 2009